                                                                   Exhibit 10.24

                               FOURTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

          THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("this Amendment") is made and entered into as of the 14th day of August, 1997, to be effective for all purposes as of April 1, 1997 (the "Effective Date"), by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts"), and SEA ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI, Lowrance Contracts and Sea Electronics are herein individually and collectively called "Borrower").

                                    RECITALS

     A. Borrower, Lowrance Australia Pty Limited ("Lowrance Australia") and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated October 16, 1995, by and among Lender, Borrower and Lowrance Australia, (ii) that certain Second Amendment to Loan and Security Agreement, dated November 1, 1996 by and among Lender and Borrower and (iii) that certain Third Amendment to Loan and Security Agreement, dated December 31, 1996 by and among Lender and Borrower (as amended, the "Loan Agreement").

     B. Borrower and Lender desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   Definitions

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   Amendments

     2.01 Amendment to Section 1.1; Amendment of Certain Definitions. Effective as of the Effective Date, the definition of "Eligible Inventory" contained in
Section 1.1 of the Loan Agreement is hereby amended by deleting clause
(f)thereof in its entirety and substituting the following in lieu thereof:

     "(f) is situated at a location in compliance with Section 4.6 hereof, is not in-transit and is not located in Mexico or Australia, and"

     2.02 Amendment to Section 1.1; Deletion of Certain Definitions. Effective as of the Effective Date, Section 1.1 of the Loan Agreement is hereby amended deleting therefrom the definition for "Rate Reduction Event".

     2.03 Amendment to Section 3.1(A). Effective as of the Effective Date,
Section 3.1(A) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "Outstanding principal on the Loans shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable, an "Applicable Annual Rate"): (i) the Term Loan shall bear interest at a fluctuating rate per annum equal to 1.50% above the Base Rate, (ii) the Equipment Loans shall bear interest at a fluctuating rate per annum equal to 1.50% above the Base Rate and (iii) the Revolving Credit Loans shall bear interest at a fluctuating rate per annum equal to 1.00% above the Base Rate. Each Applicable Annual Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. Interest on the Loans shall be calculated daily, based on the actual days elapsed over a 360 day year. Further, for the purpose of computing interest, all items of payment received by Lender shall be applied by Lender (subject to final payment of all drafts and other items received in form other than immediately available funds) against the Obligations on the first Business Day after receipt. The determination of when a payment is received by Lender will be made in accordance with
     Section 3.6.

     Notwithstanding anything contained herein to the contrary, Lender and Borrower agree that the Applicable Annual Rate relating to Revolving Credit Loans shall be reduced from 1.00% above the Base Rate to 0.75% above the Base Rate if (i) Borrower achieves a requisite percentage of its budgeted net income for its 1998 fiscal year, as evidenced by Borrower's audited financial statements which are to be delivered by Borrower to Lender pursuant to Section 9.1(J)(i) hereof (such requisite percentage of net income to-be-determined by Lender following receipt by Lender of Borrower's Projections for its 1998 fiscal year) and (ii) as of the date Lender determines that Borrower has achieved such requisite percentage of its budgeted net income, no Default or Event of Default exists hereunder."

     2.04 Amendment to Section 9.3(B). Effective as of the Effective Date,
Section 9.2(B) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

     "(B) Maximum Leverage Ratio. Maintain, on a Consolidated basis, a ratio of
(i) total Indebtedness to (ii) Tangible Net Worth of not more than the ratio shown below for each month during the periods corresponding thereto:

               Period                              Ratio
---------------------------------------          ---------
April 1, 1997 through April 30, 1997              4.75 to 1

May 1, 1997 through May 31, 1997                  4.50 to 1

June 1, 1997 through June 30, 1997                4.25 to 1

July 1, 1997 through July 31, 1997                4.00 to 1

August 1, 1997 to June 30, 1998                   4.00 to 1

July 1, 1998 through July 31, 1998                3.00 to 1
August 1, 1998 and thereafter                     4.00 to 1"

                                   ARTICLE III
                 Conditions Precedent and Post-Closing Covenants

     3.01 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

          (a) Lender shall have received this Amendment, duly executed by Borrower;

          (b) The representations and warranties contained herein, in the Loan Agreement and in the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

          (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE IV
                                    No Waiver

          Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

                                    ARTICLE V
                  Ratifications, Representations and Warranties

     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate/Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; (e) the Borrower's Certificate of Incorporation and Bylaws are in full force and effect on and as of the date hereof without modification or amendment in any respect since November 1, 1996; (f) as of the date hereof, (i) Borrower is in existence and in corporate and tax good standing in the State of its organization, (ii) the Borrower is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where Borrower is doing business and is required to be so qualified, (iii) Borrower does not owe franchise taxes or other taxes required to maintain its corporate existence and no franchise tax reports are due, and (iv) no proceedings are pending for forfeiture of the Company's charter or for its dissolution either voluntarily or involuntarily; and (g) the officer of Borrower executing this Amendment has been duly elected and is, at present, qualified and acting in the office indicated below such officer's name and is duly authorized to execute this Amendment on behalf of Borrower.

                                   ARTICLE VI
                            Miscellaneous Provisions

     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     6.03 Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                        "LENDER"

                                        FLEET CAPITAL CORPORATION

                                        By: /s/ Hance VanBeber
                                            ------------------------------------
                                            Hance VanBeber, Vice President

                                        "BORROWER"

                                        LOWRANCE ELECTRONICS, INC.

                                        By: /s/ Darrell J. Lowrance
                                            ------------------------------------
                                            Darrell J. Lowrance, President

                                        LEI EXTRAS, INC.

                                        By: /s/ Steven L. Schneider
                                            ------------------------------------
                                            Steven L. Schneider, President

                                        LOWRANCE CONTRACTS, INC.

                                        By: /s/ Terry R. Nimmo
                                            ------------------------------------
                                            Terry R. Nimmo, Vice President

                                        SEA ELECTRONICS, INC.

                                        By: /s/ Steven L. Schneider
                                            ------------------------------------
                                            Steven L. Schneider, President